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                          [KPMG PEAT MARWICK LLP LETTERHEAD]


                            INDEPENDENT AUDITORS' CONSENT
                            -----------------------------

The Board of Directors
Fortis Worldwide Portfolios, Inc.


We consent to the use of our report incorporated herein by reference and the references to our Firm under the headings "Financial Highlights" in Part A and "Custodian; Counsel; Accountants" in Part B of the Registration Statement.

                                        /s/

                                        KPMG Peat Marwick LLP


Minneapolis, Minnesota
February 28, 1997